EXHIBIT 32.1
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                 CERTIFICATION PURSUANT TO 18 U.S.C.
           SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906
                  OF THE SARBANES-OXLEY ACT OF 2002
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In connection with the Annual Report of John B. Sanfilippo & Son,
Inc. (the "Company") on Form 10-K for the fiscal year ended June
26, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Jasper B. Sanfilippo, Chairman of the Board and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that based on my knowledge:

1.   The Report fully complies with the requirements of Section
     13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

September 15, 2003
                                      /s/ JASPER B. SANFILIPPO
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                                      Jasper B. Sanfilippo
                                      Chairman of the Board
                                      and Chief Executive Officer